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                          SELLING SHAREHOLDER AGREEMENT

         AGREEMENT by and among High Speed Net Solutions, Inc., a Florida corporation (the "Company"), and the holder of the Company's Common Stock whose name is set forth on the signature page to this Agreement ("Selling Shareholder").

                                   WITNESSETH:

         WHEREAS, the Company has granted the Selling Shareholder registration rights pursuant to various agreements with respect to certain shares of the Company's securities held by the Selling Shareholder; and

         WHEREAS, the Company intends to register certain shares of the Company's Common Stock and the Selling Shareholder desires that the Company register certain shares as set forth on Schedule 1 hereto of the Company's Common Stock held or to be held by Selling Shareholder (the "Shares") in such registration; and

         WHEREAS, the Selling Shareholder desires to terminate all prior registration rights, rights of first refusal, pre-emptive rights and anti-dilution protections granted by the Company to the Selling Shareholder and settle all claims relating to such registration rights in consideration of the Company's registering the Shares.

         NOW THEREFORE, in consideration of the premises and the mutual terms and provisions hereof, the parties hereto hereby agree as follows:

         1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following respective meanings:

         (a) "Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission there under, all as the same shall be in effect from time to time.

         (b) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

         (c) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement by the Commission.

         2. PRIOR RIGHTS OF SELLING SHAREHOLDER. To the extent that the Company has granted registration rights, pre-emptive rights, rights of first refusal and anti-dilution protections to the Selling Shareholder in agreements or other instruments executed prior to the date of this


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Agreement, including but not limited to, the Agreements listed on Schedule 2 hereto, the provisions of such prior agreements shall be terminated as of the date of this Agreement. The provisions set forth herein shall govern the registration of any shares of capital stock held by the Selling Shareholder. Except as set forth on Schedule 3 hereto, Selling Shareholder agrees that Selling Shareholder has no right to receive additional securities of the Company from the Company.

         3. RELEASE. Selling Shareholder does hereby release and forever discharge and agrees not to sue the Company and its officers, directors, shareholders, employees, agents, assigns, beneficiaries, insurers, successors, and representatives, from and against any and all known and unknown, actions, causes of action, claims, demands, damages, rights, equities, costs, expenses, fiduciary duties, attorneys' fees, compensation, and all incidental, consequential, special, punitive, nominal and other damages known and unknown, past, present, or prospective of any kind or nature whatsoever which Selling Shareholder may have, including claims in any way relating to, reflecting, arising or in connection with any registration rights with respect to the Shares. Selling Shareholder further represents that, as of the date of execution of this Agreement, Selling Shareholder has not filed with any agency or court any complaints or lawsuits against the Company, its officers, directors, shareholders, employees, agents, assigns, beneficiaries, insurers, successors, and representatives. Selling Shareholder agrees to indemnify the Company and its officers, directors, shareholders, employees, agents, assigns, beneficiaries, insurers, successors, and representatives from all claims, including all attorneys' fees, costs and expenses arising out of Selling Shareholder's breach of this Section 3 or any misrepresentation of fact made by Selling Shareholder which is contained in or made the basis of this Section 3. Selling Shareholder further agrees to execute at the Company's request, such additional waivers, releases, indemnities or other instruments as such the Company shall deem reasonably necessary to effectuate the provisions of this Section 3.

         4. REGISTRATION. The Company shall register the Shares set forth on Schedule 1 pursuant to a registration statement on Form S-1 covering the resale of certain shares of the Company's Common Stock that the Company intends to file. The Selling Shareholder acknowledges and understands that: (i) the Company shall register only the Shares as set forth on Schedule 1 hereto in fulfillment of its obligations to register the Selling Shareholder's securities under this Agreement or any agreement; and (ii) the Company shall be under no additional obligation to register any other securities of the Company held by Selling Shareholder, including, without limitation, options or other rights of the Selling Shareholder to acquire securities of the Company.

         5. FURNISH INFORMATION. The Selling Shareholder shall furnish to the Company such information regarding Selling Shareholder, Selling Shareholder's officers, directors, shareholders, family members, and affiliates, as applicable, the Shares and the intended method of disposition of the Shares as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.


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         6.       SUSPENSION OF DISPOSITION OF SHARES. Selling Shareholder
agrees that, upon receipt of any notice from the Company, of (a) the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, (b) any requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (c) the issuance of any stop order suspending the effectiveness of the registration statement, (d) the information in the registration statement no longer being sufficient to permit continued sales under the registration statement, or (e) the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction, Selling Shareholder will forthwith discontinue disposition of the Shares until the Company notifies the Selling Shareholder in writing that sales of Shares may continue. If so directed by the Company, such Selling Shareholder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in such Selling Shareholder's possession, of the prospectus covering such Shares current at the time of receipt of such notice.

         7. EXPENSES OF REGISTRATION. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 4, including, without limitation, all registration, listing and qualification fees, printers and accounting fees and the fees and disbursements of counsel for the Company shall be borne by the Company. The Selling Shareholder shall bear the fees and disbursements of its own counsel.

         8. LIMITATION OF THE COMPANY'S OBLIGATIONS. The Company shall not be obligated under this Agreement to register or include in any registration Shares that Selling Shareholder has requested to be registered if the Company shall furnish Selling Shareholder with a written opinion of counsel reasonably satisfactory to Selling Shareholder, that all Shares that Selling Shareholder holds may be publicly offered, sold and distributed without registration under the Act pursuant to Rule 144 promulgated by the Commission under the Act without restriction as to the amount of securities that can be sold.

         9.       INDEMNIFICATION.

                  (a) Except in the case of a sale by Selling Shareholder in violation of Section 6 hereof, the Company agrees to indemnify and hold harmless Selling Shareholder, its directors, its officers and each person, if any, who controls any Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any reasonable legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement filed by the Company pursuant to Section 4, including any preliminary prospectus or final prospectus contained therein (or any amendment thereto), or caused by any


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omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Selling Shareholder furnished in writing to the Company by such Selling Shareholder expressly for use therein.

                  (b) Selling Shareholder agrees to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement filed pursuant to Section 4, including any preliminary prospectus or final prospectus contained therein (or any amendment thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with respect to losses, claims, damages, liabilities and judgments caused by an untrue statement or omission or alleged untrue statement or omission based on information relating to such Selling Shareholder furnished in by or on behalf of such Selling Shareholder expressly for use in the registration statement filed pursuant to Section 4, including any preliminary prospectus or final prospectus contained therein (or any amendment thereto).

                  (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Sections 9(a) and 9(b) (the "Indemnified Party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses of such counsel, as incurred. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless
(i) the employment of such counsel shall have been specifically authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party). In any such case, the Indemnifying Party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for (i) the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for (x) the Company, its directors, its officers and all persons, if any, who control the Company


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within the meaning of either such Section, and (iii) the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the Selling Shareholders, and all such fees and expenses shall be reimbursed as they are incurred. The Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the Indemnifying Party shall have received a written request from the Indemnified Party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the Indemnifying Party) and, prior to the date of such settlement, the Indemnifying Party shall have failed to comply with such reimbursement request. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the Indemnified Party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the Indemnified Party, unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Indemnified Party.

                  (d) To the extent the indemnification provided for in this Section 9 is unavailable (other than in accordance with the terms hereof) to an Indemnified Party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party or parties on the one hand and the Indemnified Party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 9(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(d)(i) above but also the relative fault of the Indemnifying Party or parties on the one hand and the Indemnified Party or parties on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Shareholder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act)


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shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

         10. AGREEMENTS OF THE SELLING SHAREHOLDER. Selling Shareholder agrees, whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all reasonable expenses incident to the performance of the Selling Shareholder's obligations under this Agreement, including: (i) the fees, disbursements and expenses of Selling Shareholder's counsel in connection with the registration and delivery of the Shares under the Act, (ii) all costs and expenses related to the transfer and delivery of the Shares, including any transfer or other taxes payable thereon, and (iii) all other costs and expenses incident to the performance of the obligations of the Selling Shareholder hereunder for which provision is not otherwise made in this Section. The provisions of this Section shall not supersede or otherwise affect any separate agreement that the Company and any Selling Shareholder may have for allocation of such expenses among themselves.

         11. AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, by written consent of the Company and the Selling Shareholder.

         12. NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mall, telex, telecopier, or air courier guaranteeing overnight delivery:

         (a) if to Selling Shareholder, at the most current address given by such Selling Shareholder to the Company in accordance with the provisions of this Section 12, which address initially shall be the address given to the Company upon acquisition of the Shares unless the Selling Shareholder has notified the Company of a change of address; and

         (b) if to the Company, initially at its address set forth below and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 12:


                         High Speed Net Solutions, Inc.
                         434 Fayetteville Street Mall
                         Suite 2120
                         Raleigh, North Carolina 27601
                         Attention: President


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         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         14. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         16. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         17. ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. Nothing in this Agreement shall preclude the Company from entering into any other agreement having the same or different terms with any holder of the Company's securities or any third party with respect to registration rights or related matters.

         18. PARTIES BENEFITTED. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities.

            (the remainder of this page is left intentionally blank)


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                     HIGH SPEED NET SOLUTIONS, INC.


                                     By:
                                         ---------------------------------------
                                         Title:


                                     SELLING STOCKHOLDER:


                                     -------------------------------------------
                                     Name:


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                                   SCHEDULE 1
                             SHARES TO BE REGISTERED







--------------------------------        shares of Common Stock of the Company.


--------------------------------        shares of Common Stock of the Company
                                        underlying vested options to purchase
                                        shares of the Company's Common Stock.


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                                   SCHEDULE 2
                        PRIOR AGREEMENTS GRANTING RIGHTS


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                                   SCHEDULE 3

                                 STOCK OWNERSHIP

         Selling Shareholder owns ______________ shares of the Company's Common Stock and options to purchase _______________ shares of the Company's Common Stock.

         Selling Shareholder owns and holds rights to receive no other shares of the Company's capital stock except as set forth above.


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